Exhibit 99.1

NEWS RELEASE

CONTACTS
MEDIA:	INVESTORS:
Sophia Hong	Rick Muscha
Lattice Semiconductor Corporation	Lattice Semiconductor Corporation
503-268-8786	408-826-6000
Sophia.Hong@latticesemi.com	Rick.Muscha@latticesemi.com

LATTICE SEMICONDUCTOR REPORTS RECORD 3Q26 REVENUE, UP 118% YOY

Record FPGA Revenue, Up Approximately 90% YOY, Led by Compute and Communications Demand

Expects Approximately 130% YOY Revenue Growth in 4Q26, with Industrial and Embedded Revenue Growth Accelerating to 70% YOY

HILLSBORO, Ore. – Nov. 2, 2026 – Lattice Semiconductor Corporation (Nasdaq: LSCC), the low power programmable and platform firmware leader, announced financial results today for the fiscal third quarter ended October 3, 2026.

Lattice completed the acquisition of AMI on July 27, 2026 (the “acquisition date”). Lattice’s results for the third quarter of fiscal 2026 include AMI’s results from the acquisition date, while the prior periods presented do not.

Revenue for the third quarter of 2026 was $291.0 million, with GAAP gross margin of 67.4%, and GAAP net income per diluted share of $0.08. On a non-GAAP basis, gross margin was 70.9%, with net income per diluted share of $0.72. GAAP net income and GAAP net income margin for the third quarter of 2026 were $11.2 million and 3.9%, respectively, with adjusted EBITDA of $131.0 million, which is a 45.0% adjusted EBITDA margin for the third quarter of 2026. GAAP net cash flow from operating activities and operating cash flow margin for the third quarter of 2026 were $95.0 million and 32.7%, respectively, which corresponds to non-GAAP free cash flow and free cash flow margin of $77.6 million and 26.7%, respectively.

Ford Tamer, Chief Executive Officer, said, "We delivered record third quarter revenue of $291 million and non-GAAP EPS of $0.72, up 118% and approximately 160% year-over-year, respectively. FPGA revenue grew approximately 90%, fueled by accelerating data center AI demand and continued momentum across Industrial & Embedded applications. Strong bookings, backlog and design wins support our fourth-quarter revenue outlook of approximately $335 million and reinforce our confidence in growth into 2027 and beyond. The addition of AMI meaningfully expands our opportunity in security, control and management solutions. Early commercial momentum across security retrofit, rack boot, plug and play, and power and cooling demonstrates the value of our combined portfolio, positioning Lattice to capture greater content per platform, deepen strategic customer relationships and drive sustainable long-term growth."

Lorenzo Flores, Chief Financial Officer, said, "Lattice’s operating leverage was evident in the third quarter as we translated accelerating demand into faster year-over-year earnings growth. We continue to execute against our growth strategy by investing to strengthen our leadership in small and mid-range FPGAs, expanding our combined Lattice and AMI solutions portfolio, and advancing our companion chip opportunity. Our focus remains on driving profitable growth, expanding free cash flow, reducing debt, and delivering long-term shareholder value."

Selected Third Quarter 2026 Financial Results and Comparisons (in thousands, except per share data)

	GAAP Financial Results (unaudited)
	Q3 2026	Q2 2026	Q3 2025	Q/Q	Y/Y
Revenue	$291,035	$201,079	$133,349	44.7%	118.3%
Gross Margin %	67.4%	70.3%	67.9%	(290) bps	(50) bps
R&D Expense %	27.6%	31.9%	37.2%	(430) bps	(960) bps
SG&A Expense %	20.6%	25.0%	31.0%	(440) bps	(1040) bps
Operating Expenses	$172,152	$118,979	$92,061	44.7%	87.0%
Income (loss) from Operations	$23,968	$22,353	$(1,534)	7.2%	NM
Net Income	$11,206	$19,359	$2,794	(42.1)%	301.1%
Net Income per Share - Basic	$0.08	$0.14	$0.02	$(0.06)	$ 0.06
Net Income per Share - Diluted	$0.08	$0.14	$0.02	$(0.06)	$ 0.06
Net Income Margin	3.9%	9.6%	2.1%	(570) bps	180 bps
Operating Cash Flow Margin	32.7%	43.9%	35.3%	(1120) bps	(260) bps

	Non-GAAP* Financial Results (unaudited)
	Q3 2026	Q2 2026	Q3 2025	Q/Q	Y/Y
Revenue (GAAP)	$291,035	$201,079	$133,349	44.7%	118.3%
Gross Margin %	70.9%	71.7%	69.5%	(80) bps	140 bps
R&D Expense %	19.0%	21.3%	24.2%	(230) bps	(520) bps
SG&A Expense %	10.7%	12.1%	16.2%	(140) bps	(550) bps
Operating Expenses	$86,656	$67,110	$53,900	29.1%	60.8%
Income from Operations	$119,576	$77,102	$38,733	55.1%	208.7%
Net Income	$103,664	$74,410	$38,157	39.3%	171.7%
Net Income per Share - Basic	$0.74	$0.54	$0.28	$ 0.20	$ 0.46
Net Income per Share - Diluted	$0.72	$0.53	$0.28	$ 0.19	$ 0.44
Adjusted EBITDA Margin	45.0%	43.0%	35.6%	200 bps	940 bps
Free Cash Flow Margin	26.7%	40.4%	25.5%	(1370) bps	120 bps

* GAAP represents U.S. Generally Accepted Accounting Principles. Non-GAAP represents GAAP excluding the impact of certain activities, which the Company's management excludes in analyzing the Company's operating results and in understanding trends in the Company's earnings. Additional information relating to these measures is included below in “Non-GAAP Financial Measures.” For a reconciliation of GAAP to non-GAAP results, see accompanying tables "Reconciliation of U.S. GAAP to Non-GAAP Financial Measures."

Third Quarter 2026 Highlights:

•

Achieved Record New Product Revenue Growth: Revenue from new products grew more than 70% year over year and is tracking to reach 25% of FPGA revenue in 2026, led by AI-related server demand and Industrial and Embedded accelerated recovery.

•	Hosted Two Technical Summits in Taipei and Shenzhen with Lattice and AMI: Over 700 customers and partners attended the two events, with presentations from Advantech, Inovance, Intel, Mitsubishi Electric, NVIDIA, NXP Semiconductors, Panasonic, Qualcomm and Sony. Demonstrated over 20 solutions, showing the power of Lattice companion chip and AMI companion firmware ecosystem.
•	Advanced Secure Control and Management at OCP Global Summit with Other Industry Leaders: Announced the Secure Control and Management Plane (SCMP), with AMD, Arm, ASPEED, Intel, Jabil, Microsoft, and NXP Semiconductor. Brought Lattice and AMI together with keynote, technical presentation and demonstrations.
•	Expanded AI Infrastructure Collaboration with Arm: Announced a collaboration combining Arm AGI CPU server platforms, Lattice FPGAs and AMI firmware to deliver secure control, management and connectivity for next-generation AI data centers.
•	Accelerated FPGA Development with AI: Launched Lattice Prompt, enabling natural-language access across the FPGA design flow and productivity gains of 10X or more on common design tasks.

 Third Quarter 2026 Highlights (continued):

•	Extended Secure Control FPGA Leadership: Introduced the Lattice Mach-N2 family, combining integrated flash, hardware Root of Trust and post-quantum cryptography with greater logic density and connectivity. Samples have shipped to leading Compute & Communications customers.
•	Expanded Quantum-Resistant Platform Security: Released Lattice Sentry 5.0, the industry’s first PQC-enabled platform firmware resilience and attestation solution, combining Lattice FPGAs with AMI software to protect AI infrastructure and simplify secure deployment.
•	Recognized for Post-Quantum Cryptography Security: Lattice MachXO5-NX TDQ FPGAs won the 2026 CyberSecurity Breakthrough Award for Post-quantum cryptography (PQC) Solution of the Year.
•	Broadened AI Infrastructure Support with AMD: Announced fully validated AMI Rack Manager support for AMD Helios rackscale solutions and Aptio V and MegaRAC OneTree firmware support for 6th Gen AMD EPYC processors, simplifying deployment and enabling secure boot, monitoring and management for next-generation AI data centers.
•	Launched Rack-Scale AI Infrastructure Management: Introduced AMI Rack Manager 1.0 at AMI Tech Summit 2026 in Taipei, providing centralized monitoring, management and automation across diverse rack infrastructure. Expanded visibility into rack health, power and thermal conditions to simplify deployment and optimize resource utilization.
•	Strengthened Data Center Memory Resilience with SK Hynix: Announced production-ready support for the SK Hynix RAS Library in AMI MegaRAC OneTree, integrating proactive memory error management, runtime repair and page-offlining to improve server reliability, simplify maintenance and reduce total cost of ownership.
•	Expanded Data Center Management Capabilities: Released AMI Data Center Manager 6.2, combining fleet-wide BIOS configuration, enhanced firmware provisioning and advanced GPU diagnostics with expanded power and thermal monitoring to simplify large-scale infrastructure operations and improve efficiency across AI and enterprise data centers.

Business Outlook - Fourth Quarter of 2026:

•	Lattice revenue for the fourth quarter of 2026 is expected to be between $325 million and $345 million.
•	Lattice gross margin for the fourth quarter of 2026 is expected to be 72.0% plus or minus 1% on a non-GAAP basis.
•	Total operating expenses for the fourth quarter of 2026 are expected to be between $95 million and $101 million on a non-GAAP basis.
•	Income tax rate for the fourth quarter of 2026 is expected to be between 4% and 6% on a non-GAAP basis.
•	Net income for the fourth quarter of 2026 is expected to be between $0.82 and $0.86 per share on a non-GAAP basis.

Non-GAAP Financial Measures: In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release makes reference to non-GAAP financial measures. With respect to the outlook for the fourth quarter of 2026, certain items that affect reconciliation of non-GAAP financial measures for non-GAAP gross margin percentage, non-GAAP total operating expenses, non-GAAP income tax rate, non-GAAP EPS, and non-GAAP net income are not available on a forward-looking basis because such items cannot be reasonably calculated without unreasonable efforts due to the unpredictability of the amounts and timing of events affecting the items we exclude from non-GAAP financial measures, including certain large and/or unpredictable charges such as stock-based compensation expense; performance-based equity expense; legal expense outside the ordinary course of business; amortization of acquired intangible assets; restructuring; impairment and acquisition related charges; write-off of unamortized debt costs; and the estimated tax effect of these items, non-cash changes in net deferred income taxes, and other tax adjustments. Consequently, the Company is unable to calculate the most directly comparable GAAP measure to non-GAAP gross margin percentage, non-GAAP total operating expenses, non-GAAP income tax rate, non-GAAP EPS, and non-GAAP net income for the Company’s fourth quarter of 2026 guidance.

Investor Conference Call / Webcast Details:

Lattice Semiconductor will review the Company's financial results for the fiscal third quarter 2026, and business outlook on Monday, November 2, 2026 at 5:00 p.m. Eastern Time. The dial-in number for the live audio call is 1-877-407-3982 or 1-201-493-6780 with conference identification number 13763047. A live webcast of the conference call will also be available on the investor relations section of www.latticesemi.com. The Company's financial guidance will be limited to the comments on its public quarterly earnings call and the public business outlook statements contained in this press release.

Forward-Looking Statements Notice:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are neither historical facts nor assurances of future performance and may be forward-looking. Such forward-looking statements include, but are not limited to, statements relating to our revenue, EPS growth, and free cash flow and related drivers; future financial performance; market share; profitable growth; shareholder value, our plans to reduce debt and expand free cash flow; our business outlook and guidance for the fourth quarter of 2026, including expected revenue, non-GAAP gross margin, non-GAAP total operating expenses, non-GAAP income tax rate and non-GAAP net income per share; expected year-over-year revenue growth rates, including expected growth in our Industrial and Embedded and Compute and Communications end markets; expected growth in revenue from new products and its anticipated contribution as a percentage of FPGA revenue; the expected benefits, performance, availability and customer adoption of the products, solutions, collaborations and partnerships described in this press release; the expected benefits, performance, availability and customer adoption of our products and solutions, and the continued participation, cooperation and performance of customers, partners and other third parties involved in the collaborations and initiatives described herein; our expectations related to market recovery and growth including AI and data center-related growth; statements about operating leverage and margin expansion; statements about design win momentum, backlog strength, and our companion chip opportunity; our product and technology leadership, including in small and mid-range FPGAs; our expectations regarding the acquisition of AMI, including expected benefits, integration, and expected accretive impact on non-GAAP gross margin, adjusted EBITDA, free cash flow, and EPS; the statements under the headings “Third Quarter 2026 Highlights” and “Business Outlook - Fourth Quarter of 2026,” and the forward-looking statements contained in the headline and subheadlines of this press release and in the quotations attributed to our Chief Executive Officer and Chief Financial Officer. Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Estimates of future revenue and other financial and operational outcomes are inherently uncertain due to factors such as: global economic conditions which may affect customer demand; the cyclical nature of the semiconductor industry including fluctuating customer and distributor purchasing patterns, inventory levels, and order timing; pricing and inflationary pressures; competitive actions including competition from customers’ internal development efforts and open-source or other alternative firmware and software solutions; international trade disputes and sanctions; the impact of tariffs, trade restrictions, export controls, license requirements or similar actions on us or our suppliers and customers, including the impact on the costs of our products, the products into which they are integrated, and the impact on demand due to costs and uncertainty; the risk that we will not successfully integrate AMI's businesses within the anticipated timeframe, or that such integration will be more difficult, costly, or time-consuming than anticipated; the risk that we may fail to realize the anticipated benefits, synergies, cost savings, or accretive impact on gross margin, adjusted EBITDA, free cash flow, and EPS on a non-GAAP basis of the AMI acquisition within the expected timeframe or at all; risks relating to the indebtedness we incurred in connection with the AMI acquisition, including our ability to service and reduce that debt, restrictions imposed by our debt agreements, and the effect of changes in interest rates; the risk of impairment of the goodwill and acquired intangible assets recorded in connection with the AMI acquisition; concentration of demand among a limited number of customers, distributors and end markets, including artificial intelligence and data center infrastructure, and the risk that anticipated demand does not materialize or is not sustained; our dependence on third-party foundry, assembly and test providers and our ability to obtain sufficient manufacturing capacity; the retention of key employees of the acquired business; cybersecurity incidents affecting us, our suppliers or our customers and risks relating to the security of our products and firmware, including vulnerabilities arising from third-party or open-source components; the rapid pace of technological change and our ability to develop and introduce new products on schedule; risks relating to intellectual property and litigation; delays, defects or other difficulties in developing, releasing, updating or supporting our firmware and software products; and other significant risks and uncertainties that are beyond our ability to predict or control.

Actual gross margin percentage, operating expenses, income tax rate, and net income on a per share basis could vary from the estimates on the basis of, among other things, changes in revenue levels, changes in product pricing and segment, product, license, and service mix (including the relative contribution of our FPGA and AMI segments), changes in wafer, assembly, test and other costs, variations in manufacturing yields, our ability to secure sufficient supply to meet customer demand; the failure to sustain operational improvements, and the actual amount of compensation charges due to stock price changes.

Actual results may differ materially from our expectations and are subject to risks and uncertainties that relate more broadly to our overall business, including those described in our filings with the Securities and Exchange Commission, including Lattice’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, especially those under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations”, all of which are expressly incorporated herein by reference. This press release is being furnished to, and not filed with, the Securities and Exchange Commission, and nothing contained herein shall be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. New risk factors emerge from time to time and it is not possible for the Company to predict all risk factors. You should not rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to and undertakes no obligation to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The cautionary statements contained in this press release also apply to any forward-looking statements made by the Company during its related conference call and webcast.

Non-GAAP Financial Measures:

Included within this press release and the accompanying tables and notes are certain non-GAAP financial measures that supplement the Company's consolidated financial information prepared in accordance with U.S. GAAP, including non-GAAP gross margin, gross margin percentage, R&D expense percentage, SG&A expense percentage, operating expenses, income from operations, income from operations percentage, interest (expense) income, net, other (expense) income, net, income tax expense, net income, net income per share – basic, and net income per share – diluted, adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin. The non-GAAP measures presented exclude charges and adjustments primarily related to stock-based compensation and related payroll tax effects; accruals related to the portion of our annual incentive plan that we intend to settle in shares of our common stock; transformation activities; legal expense outside the ordinary course of business; amortization of acquired intangible assets; restructuring plan and other charges; acquisition related charges, write-off of unamortized debt costs; bridge facility debt cost amortization, and the estimated tax effect of these items, non-cash changes in net deferred income taxes, change in tax law and other tax adjustments; and depreciation and other amortization. These charges and adjustments are a result of periodic or non-core operating activities of the Company. The Company describes these non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures in the tables and notes attached to this press release.

The Company's management believes that these non-GAAP financial measures provide an additional and useful way of viewing aspects of our performance that, when viewed in conjunction with our GAAP results, provide a more comprehensive understanding of the various factors and trends affecting our ongoing financial performance and operating results than GAAP measures alone. Management also uses these non-GAAP measures for strategic and business decision-making, internal budgeting, forecasting, and resource allocation processes and believes that investors should have access to similar data. The non-GAAP financial information used by the Company may differ from that used by other companies. These non-GAAP measures are included solely for informational and comparative purposes and are not meant as a substitute for GAAP and should be considered together with the consolidated financial information located in the tables attached to this press release.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (Nasdaq: LSCC) is the low power programmable and platform firmware leader. We solve customer challenges from the Edge to the Cloud, in the growing Compute, Communications, Industrial, and Embedded markets. With the addition of AMI's industry-leading, silicon-neutral platform firmware and infrastructure manageability solutions, Lattice now delivers the industry's most complete secure management and control platform for cloud and AI data center infrastructure. Our technology, long-standing relationships, and commitment to world-class support let our customers quickly and easily unleash their innovation to create a smart, secure, and connected world. For more information about Lattice, please visit www.latticesemi.com and follow us via LinkedIn, X, YouTube, Facebook, WeChat, and Weibo.

# # #

Lattice Semiconductor Corporation

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	October 3,	July 4,	September 27,	October 3,	September 27,
	2026	2026	2025	2026	2025
Revenue	$291,035	$201,079	$133,349	$663,011	$377,470
Cost of revenue:
Cost of product sold	87,928	59,747	42,822	200,940	120,464
Amortization of acquired intangible assets	6,987	—	—	6,987	—
Total cost of revenue	94,915	59,747	42,822	207,927	120,464
Gross margin	196,120	141,332	90,527	455,084	257,006
Operating expenses:
Research and development	80,319	64,231	49,633	195,386	134,550
Selling, general, and administrative	60,007	50,278	41,402	150,390	109,339
Amortization of acquired intangible assets	5,891	19	20	5,930	33
Acquisition related	25,881	4,429	—	30,310	—
Restructuring and other	54	22	1,006	679	2,938
Total operating expenses	172,152	118,979	92,061	382,695	246,860
Income (loss) from operations	23,968	22,353	(1,534)	72,389	10,146
Interest (expense) income, net	(9,640)	(88)	602	(8,459)	2,268
Other (expense) income, net	(520)	(5,048)	(22)	(5,639)	(305)
Income before income taxes	13,808	17,217	(954)	58,291	12,109
Income tax expense (benefit)	2,602	(2,142)	(3,748)	5,909	1,380
Net income	$11,206	$19,359	$2,794	$52,382	$10,729

Net income per share:
Basic	$0.08	$0.14	$0.02	$0.38	$0.08
Diluted	$0.08	$0.14	$0.02	$0.37	$0.08

Shares used in per share calculations:
Basic	140,863	137,049	136,877	138,242	137,224
Diluted	143,772	140,232	138,103	141,318	138,069

Lattice Semiconductor Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	October 3,	January 3,
	2026	2026
Assets
Current assets:
Cash and cash equivalents	$128,277	$133,886
Accounts receivable, net	162,629	102,277
Inventories, net	120,577	89,202
Other current assets	86,149	38,509
Total current assets	497,632	363,874

Property and equipment, net	99,700	77,032
Operating lease right-of-use assets	55,551	39,459
Intangible assets, net	559,718	4,143
Goodwill	1,369,498	315,358
Deferred income taxes	4,758	62,675
Other long-term assets	22,708	20,579
	$2,609,565	$883,120

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$115,329	$56,518
Accrued liabilities	86,733	30,594
Accrued payroll obligations	56,635	30,561
Total current liabilities	258,697	117,673

Long-term debt	869,080	—
Long-term operating lease liabilities, net of current portion	48,857	36,127
Other long-term liabilities	15,698	15,266
Total liabilities	1,192,332	169,066

Stockholders' equity	1,417,233	714,054
	$2,609,565	$883,120

Lattice Semiconductor Corporation

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Nine Months Ended
	October 3,	September 27,
	2026	2025
Cash flows from operating activities:
Net income	$52,382	$10,729
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	122,764	80,233
Depreciation and amortization	43,682	26,567
Other non-cash adjustments	12,300	4,251
Net changes in assets and liabilities, excluding impact of acquisition	2,466	(4,257)
Net cash provided by (used in) operating activities	233,594	117,523
Cash flows from investing activities:
Cash paid for business acquisition, net of cash acquired	(971,346)	—
Capital expenditures	(34,967)	(28,920)
Other investing activities	(36,348)	(12,213)
Net cash provided by (used in) investing activities	(1,042,661)	(41,133)
Cash flows from financing activities:
Proceeds from long-term debt, net of issuance costs	912,731	—
Repayment of long-term debt	(50,000)	—
Repurchase of common stock	(15,000)	(85,855)
Net cash flows related to stock compensation exercises	(44,400)	(9,431)
Net cash provided by (used in) financing activities	803,331	(95,286)
Effect of exchange rate change on cash	127	515
Net increase (decrease) in cash and cash equivalents	(5,609)	(18,381)
Beginning cash and cash equivalents	133,886	136,291
Ending cash and cash equivalents	$128,277	$117,910

Supplemental disclosure of cash flow information and non-cash investing and financing activities:
Interest paid	$379	$—
Income taxes paid, net of refunds	$7,458	$5,294
Operating lease payments	$8,091	$5,971
Accrued purchases of intellectual property licenses	$15,000	$—
Accrued purchases of plant and equipment	$4,982	$8,071
Operating lease right-of-use assets obtained in exchange for lease obligations	$3,638	$10,349

Lattice Semiconductor Corporation

Supplemental Historical Financial Information

(unaudited)

	Three Months Ended
	October 3,	July 4,	September 27,
	2026	2026	2025
Balance Sheet Information
A/R Days Revenue Outstanding (DSO)	51	54	65
Inventory Days (DIO)	116	153	193

Revenue % (by Geography)
Asia	76%	79%	65%
Americas	16%	12%	19%
Europe (incl. Africa)	8%	9%	16%

Revenue % (by End Market) (1)
Compute and Communications	59%	63%	55%
Industrial and Embedded	28%	37%	45%
AMI	13%	—%	—%

Revenue $M (by End Market) (1)
Compute and Communications	$171.9	$126.0	$74.0
Industrial and Embedded	$80.0	$75.1	$59.3
AMI	$39.1	$—	$—

Revenue % (by Channel)
Distribution	81%	95%	83%
Direct	19%	5%	17%

(1)

Lattice Semiconductor previously announced that it has updated its disaggregated end market reporting to better reflect how the Company views its business. Effective Q1 2026, Lattice Semiconductor began disaggregating revenue by end market into (i) Compute and Communications and (ii) Industrial and Embedded. Compute and Communications reflects a reordering of the Company's prior Communications and Computing end market, while Industrial and Embedded combines the Company's previously reported Industrial and Automotive, and Consumer end markets. This change represented a presentation-only update and had no impact on the Company’s consolidated financial results. Prior period end market information has been recast to conform to the new presentation to facilitate comparability.

Lattice completed its acquisition of AMI on July 27, 2026. AMI revenue reflects revenue recognized following the acquisition date and is presented as a separate end market beginning in the third quarter of 2026 to enhance comparability with prior disclosures.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	October 3,	July 4,	September 27,
	2026	2026	2025
Gross Margin Reconciliation
GAAP Gross margin	$196,120	$141,332	$90,527
Stock-based compensation - gross margin (1)	2,837	2,632	1,980
Incentive compensation to be settled in equity - gross margin (2)	288	248	126
Amortization of acquired intangible assets - gross margin	6,987	—	—
Non-GAAP Gross margin	$206,232	$144,212	$92,633

Gross Margin % Reconciliation
GAAP Gross margin %	67.4%	70.3%	67.9%
Stock-based compensation - gross margin (1)	1.0%	1.3%	1.5%
Incentive compensation to be settled in equity - gross margin (2)	0.1%	0.1%	0.1%
Amortization of acquired intangible assets - gross margin	2.4%	—%	—%
Non-GAAP Gross margin %	70.9%	71.7%	69.5%

Research and Development Expense % (R&D Expense %) Reconciliation
GAAP R&D Expense %	27.6%	31.9%	37.2%
Stock-based compensation - R&D (1)	(7.7)%	(9.4)%	(11.4)%
Incentive compensation to be settled in equity - R&D (2)	(0.9)%	(1.2)%	(0.6)%
Transformation charges	—%	—%	(1.0)%
Non-GAAP R&D Expense %	19.0%	21.3%	24.2%

Selling, General, and Administrative Expense % (SG&A Expense %) Reconciliation
GAAP SG&A Expense %	20.6%	25.0%	31.0%
Stock-based compensation - SG&A (1)	(8.8)%	(11.5)%	(14.1)%
Incentive compensation to be settled in equity - SG&A (2)	(1.1)%	(1.4)%	(0.7)%
Legal expenses (3)	—%	—%	0.0%
Non-GAAP SG&A Expense %	10.7%	12.1%	16.2%

Operating Expenses Reconciliation
GAAP Operating expenses	$172,152	$118,979	$92,061
Stock-based compensation - operations (1)	(47,910)	(42,220)	(33,998)
Incentive compensation to be settled in equity - operations (2)	(5,760)	(5,179)	(1,770)
Transformation charges	—	—	(1,347)
Legal expenses (3)	—	—	(6)
Amortization of acquired intangible assets - operations	(5,891)	(19)	(20)
Restructuring and other	(54)	(22)	(1,020)
Acquisition related	(25,881)	(4,429)	—
Non-GAAP Operating expenses	$86,656	$67,110	$53,900

(1)	Includes stock-based compensation and related payroll tax expenses.
(2)	Includes accruals for the portion of our annual incentive plan that we intend to settle in equity and related payroll tax expenses.
(3)	Includes legal expenses outside the ordinary course of business, including those incurred defending against claims brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	October 3,	July 4,	September 27,
	2026	2026	2025
Income from Operations Reconciliation
GAAP Income from operations	$23,968	$22,353	$(1,534)
Stock-based compensation (1)	50,747	44,852	35,978
Incentive compensation to be settled in equity (2)	6,048	5,427	1,896
Transformation charges	—	—	1,347
Legal expenses (3)	—	—	6
Amortization of acquired intangible assets	12,878	19	20
Restructuring and other	54	22	1,020
Acquisition related	25,881	4,429	—
Non-GAAP Income from operations	$119,576	$77,102	$38,733

Income from Operations % Reconciliation
GAAP Income from operations %	8.2%	11.1%	(1.2)%
Cumulative effect of non-GAAP Gross Margin and Operating adjustments	32.9%	27.2%	30.2%
Non-GAAP Income from operations %	41.1%	38.3%	29.0%

Interest (Expense) Income Reconciliation
GAAP Interest (expense) income, net	$(9,640)	$(88)	$602
Bridge facility debt cost amortization	—	876	—
Non-GAAP Interest (expense) income, net	$(9,640)	$788	$602

Other (Expense) Income Reconciliation
GAAP Other (expense) income, net	$(520)	$(5,048)	$(22)
Write-off unamortized debt costs	379	4,898	—
Non-GAAP Other (expense) income, net	$(141)	$(150)	$(22)

Income Tax Expense (Benefit) Reconciliation
GAAP Income tax expense	$2,602	$(2,142)	$(3,748)
Estimated tax effect of non-GAAP adjustments	14,618	7,438	1,693
Non-cash changes in net deferred income taxes	(11,089)	(1,966)	1,532
Change in tax law (4)	—	—	1,679
Non-GAAP Income tax expense	$6,131	$3,330	$1,156

(1)	Includes stock-based compensation and related payroll tax expenses.
(2)	Includes accruals for the portion of our annual incentive plan that we intend to settle in equity and related payroll tax expenses.
(3)	Includes legal expenses outside the ordinary course of business, including those incurred defending against claims brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.
(4)	Includes an increase in our provision for U.S. tax on foreign operations resulting from The 2017 Tax Cuts and Jobs Act and is related to the capitalization and subsequent amortization of R&D costs for tax purposes which was made permanent in the 2025 Tax Act in the third quarter of fiscal 2025.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	October 3,	July 4,	September 27,
	2026	2026	2025
Net Income Reconciliation
GAAP Net income	$11,206	$19,359	$2,794
Stock-based compensation (1)	50,747	44,852	35,978
Incentive compensation to be settled in equity (2)	6,048	5,427	1,896
Transformation charges	—	—	1,347
Legal expenses (3)	—	—	6
Amortization of acquired intangible assets	12,878	19	20
Restructuring and other	54	22	1,020
Acquisition related	25,881	4,429	—
Bridge facility debt cost amortization	—	876	—
Write-off unamortized debt costs	379	4,898	—
Estimated tax effect of non-GAAP adjustments	(14,618)	(7,438)	(1,693)
Non-cash changes in net deferred income taxes	11,089	1,966	(1,532)
Change in tax law (4)	—	—	(1,679)
Non-GAAP Net income	$103,664	$74,410	$38,157

Net Income Per Share Reconciliation
GAAP Net income per share - basic	$0.08	$0.14	$0.02
Cumulative effect of Non-GAAP adjustments	0.66	0.40	0.26
Non-GAAP Net income per share - basic	$0.74	$0.54	$0.28

GAAP Net income per share - diluted	$0.08	$0.14	$0.02
Cumulative effect of Non-GAAP adjustments	0.64	0.39	0.26
Non-GAAP Net income per share - diluted	$0.72	$0.53	$0.28

Shares used in per share calculations:
Basic	140,863	137,049	136,877
Diluted	143,772	140,232	138,103

(1)	Includes stock-based compensation and related payroll tax expenses.
(2)	Includes accruals for the portion of our annual incentive plan that we intend to settle in equity and related payroll tax expenses.
(3)	Includes legal expenses outside the ordinary course of business, including those incurred defending against claims brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.
(4)	Includes an increase in our provision for U.S. tax on foreign operations resulting from The 2017 Tax Cuts and Jobs Act and is related to the capitalization and subsequent amortization of R&D costs for tax purposes which was made permanent in the 2025 Tax Act in the third quarter of fiscal 2025.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	October 3,	July 4,	September 27,
	2026	2026	2025
Reconciliation of Net income to Adjusted EBITDA
GAAP Net income	$11,206	$19,359	$2,794
Interest expense (income), net	9,640	88	(602)
Income tax expense (benefit)	2,602	(2,142)	(3,748)
Amortization of acquired intangible assets	12,878	19	20
Depreciation and other amortization	11,613	9,414	8,734
Stock-based compensation (1)	50,747	44,852	35,978
Incentive compensation to be settled in equity (2)	6,048	5,427	1,896
Transformation charges	—	—	1,347
Legal expenses (3)	—	—	6
Restructuring and other	54	22	1,020
Acquisition related	25,881	4,429	—
Write-off unamortized debt costs	379	4,898	—
Adjusted EBITDA	$131,048	$86,366	$47,445
Adjusted EBITDA margin	45.0%	43.0%	35.6%

Reconciliation of Net income margin to Adjusted EBITDA margin
GAAP Net income margin	3.9%	9.6%	2.1%
Cumulative effect of EBITDA adjustments	41.1%	33.4%	33.5%
Adjusted EBITDA margin	45.0%	43.0%	35.6%

Reconciliation of GAAP Net Cash Provided by Operating Activities to Free Cash Flow
GAAP Net cash provided by operating activities	$95,037	$88,302	$47,100
Operating cash flow margin	32.7%	43.9%	35.3%
Capital expenditures	(17,414)	(7,020)	(13,074)
Free cash flow	$77,623	$81,282	$34,026
Free cash flow margin	26.7%	40.4%	25.5%

(1)	Includes stock-based compensation and related payroll tax expenses.
(2)	Includes accruals for the portion of our annual incentive plan that we intend to settle in equity and related payroll tax expenses.
(3)	Includes legal expenses outside the ordinary course of business, including those incurred defending against claims brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.